SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 29549

                             FORM 12b-25

                                         Commission File Number 333-72327
                                                                333-72355

                     NOTIFICATION OF LATE FILING

(Check One): _X_ Form 10-K ___ Form 11-K ___ Form 20-F ___ Form 10-Q
___ Form N-SAR

     For Period Ended: 12/31/98

___ Transition Report on Form 10-K   ___ Transition Report on Form 10-Q
___ Transition Report on Form 20-F   ___ Transition Report on Form N-SAR
___ Transition Report on Form 11-K

     For the Transition Period
Ended:__________________________________

     Nothing in this form shall be construed to imply that the Commission has verified any information contained herein.

     If notification relates to a portion of the filing checked above, identify the item(s) to which the notification relates: Items 10-13

                                PART I
                        REGISTRANT INFORMATION

Full name of registrant: AEI Resources, Inc.

Former name if applicable: N/A

Address of principal executive office: 1500 North Big Run Road

City, state and zip code:               Ashland, Kentucky 41102

                               PART II
                        RULE 12b-25(b) AND (c)

     If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate.)

 _X_      (a)  The reasons described in reasonable detail in Part III of this form could not be eliminated without
               unreasonable effort or expense;
 _X_      (b)  The subject annual report, semi-annual report,
               transition report on Form 10-K, 20-F, 11-K or Form N-SAR,
               or portion thereof will be filed on or before the
               15th calendar day following the prescribed due date; or
               the subject quarterly report or transition report on
               Form 10-Q, or portion thereof will be filed on or
               before the fifth calendar day following the prescribed
               due date; and
 _X_      (c)  The accountant's statement or other exhibit required by
               Rule 12b-25(c) has been attached if applicable.

                               PART III
                               NARRATIVE

     State below in reasonable detail the reasons why Form 10-K, 11-K, 20-F, 10-Q, N-SAR or the transition report portion thereof could not be filed within the prescribed time period.

     AEI Resources, Inc. is in the process of finalizing its purchase accounting in connection with several recent acquisitions, and has been working diligently to provide all such information to its auditors. In connection with this effort, the auditors have been working in AEI's offices for the past several weeks analyzing financial information and data, much of which was only recently received. AEI has not been able to close its books as a result of the recent receipt of such information.
Therefore, the auditors are not in a position to render an opinion on the annual financial information for AEI's 1998 fiscal year that AEI would be required to file with the Commission if AEI were obligated to file periodic reports pursuant to Section 12 or 15(b) of the Exchange Act. A statement by the auditors to this effect is attached to this notice as Exhibit A.

     AEI confirms its intention to file, no later than April 15, 1999, the annual financial information for AEI's 1998 fiscal year that AEI would be required to file with the Commission if AEI were obligated to file periodic reports pursuant to Section 12 or 15(d) of the Exchange Act.


                               PART IV
                          OTHER INFORMATION

     (1) Name and telephone number of person to contact in regard to this notification: Vic Grubb, (606) 920-7407

     (2) Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If the answer is no, identify report(s).

                    ___ Yes   ___ No  _X_ Not Applicable

     (3) Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof?

                    ___ Yes   ___ No  _X_ Not Applicable

     If so: attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.

                         AEI RESOURCES, INC.
             (Name of Registrant as Specified in Charter)

Has caused this notification to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 1999                  By /s/ Vic Grubb
                                        Vic Grubb
                                        Treasurer



                            EXHIBIT A



        Arthur Andersen LLP has been engaged to audit the December 31, 1998 financial statements of AEI Resources, Inc. We have been working in AEI's offices for the past several weeks performing auditing procedures on the 1998 financial statements. AEI is in the process of finalizing its purchase accounting in connection with several recent acquisitions, and has been working diligently to provide all such information to us, much of which was only recently received. AEI has not been able to close its books as a result of the recent receipt of such information. Therefore, Arthur Andersen LLP is not in a position to render an opinion on the 1998 financial statements by March 31, 1999.


                              /s/ ARTHUR ANDERSEN LLP

Louisville, Kentucky
March 31, 1999